UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2019 (December 13, 2019)
AG Mortgage Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35151	27-5254382
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 26th floor
New York, New York 10167
(Address of principal executive offices)

Registrant's telephone number, including area code: (212) 692-2000

Not Applicable
(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbols:	Name of each exchange on which registered:
Common Stock, $0.01 par value per share	MITT	New York Stock Exchange (NYSE)
8.25% Series A Cumulative Redeemable Preferred Stock	MITT PrA	New York Stock Exchange (NYSE)
8.00% Series B Cumulative Redeemable Preferred Stock	MITT PrB	New York Stock Exchange (NYSE)
8.000% Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock	MITT PrC	New York Stock Exchange (NYSE)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 13, 2019, the Board of Directors of AG Mortgage Investment Trust, Inc. (the "Company") appointed Alison Halpern as Chief Accounting Officer, effective immediately.  In this position, Ms. Halpern will serve as the Company's principal accounting officer, a position previously held by Brian C. Sigman, the Company's Chief Financial Officer. Mr. Sigman will continue to serve as the Company's Chief Financial Officer and Treasurer, as well as its principal financial officer.

Ms. Halpern, age 36, has served as Controller for the Company since its IPO in July 2011.  She joined the finance team of Angelo, Gordon & Co., L.P., the parent of the Company's external manager ("Angelo Gordon"), in 2010 as a Manager in the MBS Accounting Group.  Prior to joining Angelo Gordon, Ms. Halpern was an Audit Manager at Ernst & Young LLP, where she worked from 2004 through 2010.  Ms. Halpern holds a B.S. in Accounting from Binghamton University and is a Certified Public Accountant.

As of the time of the filing of this report, the Company has not entered into any material plan, contract or arrangement to which Ms. Halpern is a party or in which she participates, or any material amendment thereof, in connection with the appointment described above. In the event of such a material plan, contract or arrangement, or material amendment thereof, the registrant will file an amendment to this report within four business days thereof.

There is no arrangement or understanding between Ms. Halpern and any other persons pursuant to which Ms. Halpern was selected as Chief Accounting Officer. There are no family relationships between Ms. Halpern and any of the Company's directors, executive officers or other key personnel reportable under Item 401(d) of Regulation S-K. There are no related party transactions between the Company and Ms. Halpern reportable under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2019	AG MORTGAGE INVESTMENT TRUST, INC.

	By:	/s/ RAUL E. MORENO
Name: Raul E. Moreno
Title: General Counsel and Secretary